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                                                                    EXHIBIT 23.4


                      CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-85714) of Post Properties, Inc. of our report dated March 8, 1996 appearing on Page 37 of this Form 10-K/A.

PRICE WATERHOUSE LLP

Atlanta Georgia


July 19, 1996